UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                 August 14, 2007
                                 ---------------
                Date of report (Date of earliest event reported)

                         RMK STRATEGIC INCOME FUND, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

            Maryland                      001-32016              27-0081847
            --------                      ---------              ----------
  (State or other jurisdiction     (Commission file number)    (IRS Employer
of incorporation or organization)                            Identification No.)

     Morgan Keegan Tower, Fifty North Front Street, Memphis, Tennessee 38103
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (901) 524-4100
                                                   ------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 7.01 REGULATION FD DISCLOSURE.
          ------------------------

     An independent valuation consultant has been retained to assist in determining the fair value of certain portfolio securities of RMK Strategic Income Fund, Inc. (the "Fund"). Recent instability in the markets for fixed income securities, particularly mortgage-backed and asset-backed securities, has made it more difficult to obtain realistic values for some of the Fund's portfolio securities. In the absence of reliable market quotations, portfolio securities are valued by the Fund's investment adviser at their "fair value" under procedures established and monitored by the Fund's Board of Directors. The "fair value" of securities may be difficult to determine and thus judgment plays a greater role in this valuation process. Fair valuation procedures have been used to value a substantial portion of the assets of the Fund with input from the valuation consultant and these valuations are reflected in the daily net asset value of the Fund's shares.

       This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, the Fund makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




     Date:  August 14, 2007               RMK STRATEGIC INCOME FUND, INC.


                                          By: /s/ Charles D. Maxwell
                                              ----------------------------------
                                               Charles D. Maxwell
                                               Secretary and Assistant Treasurer